UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 14, 2019

FORBES ENERGY SERVICES LTD.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35281	98-0581100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 South Business Highway 281 Alice, Texas	78332
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (361) 664-0549
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 OTHER EVENTS

On February 14, 2019, Forbes Energy Services Ltd. (the “Company”) issued a press release announcing the commencement of the Company's rights offering (the “Rights Offering”). Pursuant to the rights offering, the Company is distributing to its holders of common stock as of 5:00 p.m. New York City time on January 22, 2019 (the “Record Date”), non-transferable subscription rights to purchase up to $54,392,400 aggregate principal amount of 5.00% Subordinated Convertible PIK Notes due 2020 (the “Notes”). Each holder of the Company’s common stock as of the Record Date will receive one right for each ten shares of common stock owned, and each right will entitle a holder to purchase $100 principal amount of Notes. The Rights Offering is intended to generate aggregate proceeds in an amount necessary to satisfy the obligations in full under the Company’s existing one-year bridge loan, which amount will not exceed $54,392,400. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Registration Statement on Form S-1 respecting the Rights Offering automatically became effective with the Securities and Exchange Commission on February 13, 2019. The Rights Offering will terminate, as to unexercised rights, at 5:00 p.m. New York City time on February 28, 2019, unless the Company elects to extend the Rights Offering. Holders who subscribe for all of their basic subscription rights can also elect to subscribe for additional shares pursuant to an Over-Subscription Privilege. Certain stockholders of the Company have agreed to acquire any unsubscribed Notes after other stockholders have exercised their Over-Subscription Privilege.

Beneficial owners of common stock who desire to participate and acquire Notes in the Rights Offering should contact their brokers, dealers or other nominee holders of their common stock.

 Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated February 14, 2019

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated February 14, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORBES ENERGY SERVICES LTD.

Date: February 14, 2019	By:	/s/ L. Melvin Cooper
	Name:	L. Melvin Cooper
	Title:	Senior Vice President and Chief Financial Officer